Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Annual Report on Form 10-K of LabOne, Inc. for the year ending December 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LabOne, Inc.

Date: March 27, 2003	By /s/ W. Thomas Grant II W. Thomas Grant II, Chairman of the Board, President and Chief Executive Officer